UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 27, 2008

1 LANE TECHNOLOGIES, CORP.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

333-148910 (Commission File Number)	98-0552470 (IRS Employer Identification No.)

c/o Aviram Malik
76/7 Zalman Shazar Street.
Hod Hasharon, Israel 45350
(Address of Principal Executive Offices, Zip Code)

972-(72) 2121324
(Registrant's Telephone Number, Including Area Code)

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(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 -Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On October 27, 2008, 1 Lane Technologies, Corp., a Delaware corporation (the “Registrant”), entered into an Exclusive Brownfield License Agreement (the “Agreement”) with Solucorp Industries Ltd. (“Solucorp”). Pursuant to the terms of the Agreement, Solucorp granted the Registrant an exclusive worldwide license, with the exception of the North America, Central America, South America, Russia and China, of its MBS Process, for remediating Brownfield and Redevelopment Sites. The Registrant was also granted a non exclusive license for use of the MBS Process for the remediation of Contaminated Sites and Superfunded like Sites. The term of the Agreement is 15 years, commencing on the date of the Agreement.

In consideration for the rights granted under the Agreement, the Registrant will issue 8,890,000 shares of its common stock to Solucorp, valued in the amount of $4,000,000. The issuance of such shares represents an aggregate of 11.9% of the issued and outstanding share capital of the Registrant on a fully-diluted basis. In addition, the sum of $1,000,000 is payable to Solucorp, $100,000 of which is payable within 15 days of the date of the Agreement and the remaining balance of $900,000 is payable within 12 months of the date of the Agreement.

In the event the Registrant sells or develops the Brownfield or Redevelopment property after remediation, the Registrant shall pay 1% of the royalty of such sale or redevelopment cost to Solucorp.

While Solucorp shall provide the Registrant with all in-house technical expertise at no additional cost to the Registrant, the Registrant will pay all out of pocket expenses that is associated with the site visits, such as travel and related expenses as further described in the Agreement.

All capitalized terms used in this Current Report on Form 8-K and not otherwise defined herein, are defined in the Agreement attached hereto as Exhibit 10.5.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of business acquired.      Not applicable
(b) Pro forma financial information.   Not applicable
(c) Exhibits

Exhibits

10.5	Exclusive Brownfield License Agreement, dated October 27, 2008 by and between 1 Lane Technologies Corp and Solucorp Industries, Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

I LANE TECHNOLOGIES CORP.

By:	/s/ Aviram Malik
Name:	Aviram Malik
Title:	President, Chief Executive Officer, Chief
Financial Officer, and Chief Accounting Officer

Date: October 28, 2008